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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 11, 2005


                        PACIFICHEALTH LABORATORIES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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
              DELAWARE                            000-23495                           22-3367588
    ----------------------------                -------------                   ----------------------
    (State or Other Jurisdiction                 (Commission                        (IRS Employer
         of Incorporation)                       File Number)                   Identification Number)


 100 MATAWAN ROAD, SUITE 420, MATAWAN, NJ                                              07747-3913
 ----------------------------------------                                              ----------
 (Address of Principal Executive Offices)                                              (Zip Code)

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       Registrant's telephone number, including area code: (732) 739-2900


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS


         On April 11, 2005, Joseph Harris resigned as a director of PacificHealth Laboratories, Inc. Mr. Harris had been a member of the Audit and Compensation Committtees.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFICHEALTH LABORATORIES, INC.


Dated:  April 14, 2005                      By:  /s/ Stephen P. Kuchen
                                                 ------------------------------
                                                 Stephen P. Kuchen
                                                 Chief Financial Officer

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